SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report:  February 12, 2004

INTERNATIONAL ALUMINUM CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 1-7256

California

95-2385235

(State of incorporation)	(I.R.S. Employer No.)

767 Monterey Pass Road Monterey Park, California 91754 (323) 264-1670

(Principal executive office)

INTERNATIONAL ALUMINUM CORPORATION

INDEX

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits:

	99.1	Press release dated February 11, 2004

This exhibit is furnished pursuant to Items 9 and 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.	Regulation FD Disclosure and

Item 12.	Disclosure of Results of Operations and Financial Condition.

On February 11, 2004, International Aluminum Corporation issued a press release announcing its earnings results for the second quarter and six months ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1. This exhibit is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION
(Registrant)

Date: February 12, 2004	By:	/s/	MITCHELL K. FOGELMAN
Mitchell K. Fogelman
Senior Vice President – Finance